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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 4, 1998



                         MADISON BANCSHARES GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Pennsylvania                  0-17539                   23-2512079
--------------------------     ------------------------    ---------------------
(State or other juris-         (Commission File Number)    (IRS Employer Identi-
 diction of incorporation)                                       fication No.)


1767 Sentry Parkway West, Blue Bell, PA                        19422
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(Address of principle executive offices)                     (Zip Code)


Registrant's telephone number, including area code    215-641-1111
                                                   -----------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events
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         Reference is herein made to the Registration Statement on Form S-8
(Reg. No. 333-4126) filed by the Registrant with the Commission on April 25, 1996 (the "Registration Statement"). The Registrant is filing this Current Report on Form 8-K to supplement the Registration Statement to indicate that, pursuant to Rule 416 of the Securities Act of 1933, as amended, the Registration Statement also registers such additional number of shares of the Registrant's Common Stock that may have been, or that may be, issued subsequent to the effective date of the Registration Statement as a result of stock splits, stock dividends and/or anti-dilution provisions.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MADISON BANCSHARES GROUP, LTD.
                                (Registrant)


Date: May 4, 1998               By: /s/ E. Cheryl Hinkle
                                    --------------------------------------------
                                Name: E. Cheryl Hinkle
                                Title:   Vice President, Assistant Secretary and
                                          Assistant Treasurer






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